Filed pursuant to Rule 497(e)

Registration Nos. 333-227298; 811-23377

FXED	Sound Enhanced Fixed Income ETF

listed on New York Stock Exchange LLC

SDFI	Sound Fixed Income ETF

(not currently available for purchase)

(each, a “Fund,” and together, the “Funds”)

June 5, 2026

Supplement to the Summary Prospectus for the Sound Enhanced Fixed Income ETF,

Statutory Prospectus, and Statement of Additional Information (the “SAI”),

each dated March 30, 2026

Effective immediately, Ben McCaig, Portfolio Manager for Tidal Investments LLC, a Tidal Financial Group company, (the “Adviser”), the Funds’ investment adviser, no longer serves as a portfolio manager to the Funds. Accordingly, all references to Mr. McCaig in the Summary Prospectus, Prospectus and SAI are hereby deleted in their entirety.

Stephen Foy, a portfolio manager of the Adviser, will continue to serve as a portfolio manager for the Funds. Eric Beyrich, CFA, CFP®, and David Scranton, CFA, CFP®, each a portfolio manager of Sound Income Strategies, LLC, the Funds’ investment sub-adviser, will continue to serve as portfolio managers for the Funds.

Please retain this Supplement for future reference.

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